SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 6, 2006

MS Structured Asset Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-101155	13-4026700

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, Second Floor New York, New York Attention: Madhu Philips	10036

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-761-2520

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Section 8      Other Events

Item 8.01	Other Events

On February 2, 2006, the Company issued a press release regarding the occurrence of a Trust Wind-Up Event under the terms of the Trust Agreement governing SATURNS Trust No. 2004-7, a copy of which is attached as Exhibit 99.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: February 6, 2006

MS STRUCTURED ASSET CORP.

(Registrant)

By:   /s/ Madhu Philips

Name:    Madhu Philips
Title:     Vice President

EXHIBIT INDEX

Exhibit 99.1	Press release, dated February 2, 2006